UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

Form 8-K
___________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
___________________

Date of Report: December 21, 2007
___________________

CARPENTER TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

___________________

Delaware	1-5828	23-0458500
(State of or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

P.O. Box 14662 Reading, Pennsylvania		19612-4662
(Address of principal executive offices)		(Zip Code)

(610) 208-2000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 21, 2007, Carpenter Technology Corporation (the “Company”) issued a press release announcing its Board of Directors has approved a new share repurchase program of up to $250 million of Carpenter’s outstanding common shares.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

Item No.                                                         Exhibit Index
99.1                          Press release dated December 21, 2007 issued by the registrant.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARPENTER TECHNOLOGY CORPORATION

By	/s/ Oliver C. Mitchell, Jr.
Oliver C. Mitchell, Jr.
Senior Vice President, General Counsel
and Secretary

Date: December 27, 2007